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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  May 6, 2003
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                             ABLE LABORATORIES, INC.
               (Exact Name of Registrant as Specified in Charter)


         Delaware                   001-11352                   04-302787
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(State or other jurisdic-          (Commission                (IRS Employer
  tion of incorporation)           File Number)           Identification Number)


 6 HOLLYWOOD COURT, SOUTH PLAINFIELD, NJ                            07080
 (Address of principal executive offices)                         (Zip Code)



Registrant's telephone number, including area code    (908) 754-2253
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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits.

             Exhibit Number       Description
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             99.1                 May 6, 2003 Press Release


ITEM 9.  REGULATION FD DISCLOSURE.

            The following information (including the exhibit hereto) is furnished under this Item 9 solely in satisfaction of Item 12, "Results of Operations and Financial Condition" in accordance with interim procedures promulgated by the Securities and Exchange Commission in Release No. 33-8216.

            On May 6, 2003, Able Laboratories, Inc. issued a press release reporting its financial results for its fiscal quarter ended March 31, 2003. A copy of the press release is set forth as Exhibit 99.1 and is incorporated by reference herein.




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                                   SIGNATURES


            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       Able Laboratories, Inc.


                                       By: /s/ Dhananjay G. Wadekar
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                                           Dhananjay G. Wadekar
                                           President and Chief Executive Officer
Date: May 6, 2003


































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                                  EXHIBIT INDEX

     Exhibit Number       Description
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          99.1            May 6, 2003 Press Release









































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